GENERAL INFORMATION	12 Months Ended
Dec. 31, 2023
Disclosure Of Basis Of Presentation Abstract [Abstract]
GENERAL INFORMATION
1	GENERAL INFORMATION

Grindrod Shipping Holdings Ltd. (the “Company”) is incorporated in Singapore with its principal place of business and registered office at 1 Temasek Avenue, #10-02 Millenia Tower, Singapore 039192. The principal activities of the Group are ship chartering, operating and sales of vessels. Information of the entities within the Group is contained in Note 14.

Following an initial tender offer and subsequent offer that was concluded on December 19, 2022, Taylor Maritime Investments Limited (“TMI”) became the majority shareholder of the Company. This transaction is described in Note 5.

On October 3, 2023 we announced the acquisition of the entire issued share capital of Taylor Maritime Management Limited and Tamar Ship Management Limited from, in the case of Taylor Maritime Management Limited, Taylor Maritime Group Limited and, in the case of Tamar Ship Management Limited, Taylor Maritime Group Limited and Temeraire Holding (MI) Limited (Note 37).  This acquisition i
s
 intended to further increase our revenue streams in terms of ship-management income, unlock synergies in our commercial deployment of the dry bulk fleet and achieve savings resulting from
economies of scale with a larger fleet.

On February 24, 2022, the United States imposed additional sanctions on Russia in response to its invasion of Ukraine. Many of these sanctions are targeted at Russian banks and energy companies and Russian sovereign debt. The range of sanctions includes prohibitions on dealings in the debt or equity of certain Russian companies, as well as blocking sanctions imposed on many Russian individuals and entities. Similar sanctions have been imposed in coordination with the United States by the United Kingdom, European Union, and other countries. The invasion of Ukraine by Russia and subsequent sanctions has impacted trade flows by reducing the supply of cargo from that region and increased ton miles as end users find alternative sources of cargo. If the conflict and sanctions continue to impact the global economy for a prolonged period, the rates in the drybulk spot market and our vessel values may be negatively impacted which could negatively impact our operations and cash flows. The related financial impact cannot be reasonably estimated at this time.

Geopolitical tensions have increased since commencement of the Israel-Hamas war on 7 October 2023. There is widespread uncertainty about the degree of any increased escalation of the war, interventions by other groups or nations, and resulting instability in the Middle East. Following attacks on merchant vessels in the region of the Bab al-Mandab Strait and the Gulf of Aden at the southern end of the Red Sea, there is disruption in the maritime trade through Suez-Canal. As a result of these attacks, many shipping companies have routed their vessels away from the Red Sea, which has affected trading patterns, increasing freight rates and expenses. Further escalation or expansion of hostilities could continue to affect our business and results of operations. The related impact cannot be reasonably estimated at this time.

The consolidated financial statements of
Grindrod Shipping Holdings Ltd. and its subsidiaries (the
“Group”
)
as of 31 December 2023 and 2022 and for the three years ended 31 December 2023 were authorised for issue by the Board of Directors o
n 27 March 2024.